UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


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|X|  Preliminary Information Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

|_|  Definitive Information Statement

                              OXFORD VENTURES, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the ( amount on which the filing fee is calculated and state how it was determined):

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                              OXFORD VENTURES, INC.
                             4538 South 140th Street
                              Omaha, Nebraska 68137

                                    NOTICE OF
                          SPECIAL STOCKHOLDERS MEETING
                         TO BE HELD ON DECEMBER 19, 2005

DEAR SHAREHOLDERS:

Notice is hereby given that Oxford Ventures, Inc., a Nevada corporation (the "Company"), pursuant to the Bylaws of the Company, will hold a special stockholders' meeting (the "Special Meeting") to be held at the offices of the Company's special counsel, Gottbetter & Partners, LLP, at 488 Madison Avenue, New York, New York 10022 on December 19 2005 at eleven o'clock in the morning, Eastern Time:

     (1)  To amend our Certificate of Incorporation substantially in the form of
          Exhibit 1 to effect a reverse stock split (the "Stock Split") of our common stock of one share, with a par value of $0.001, for four-hundred shares outstanding so that every four-hundred outstanding shares of common stock before the Stock Split shall represent one share of common stock, with a par value of $0.001, after the Stock Split with all fractional shares rounded up to the next whole share.

     (2) Upon completion of the Stock Split, to amend our Certificate of Incorporation substantially in the form of Exhibit 1 to decrease the amount of authorized capital from 400,000,000 shares of common stock, $.001 par to 200,000,000 shares of common stock, $.001 par value, and to authorize the issuance of up to 20,000 shares of Preferred Stock, par value $0.001 per share (the "Share Amendment").

     (3) To adopt the Uluru Inc. 2005 Equity Incentive Plan (the "Plan"), substantially in the form of Exhibit 2, pursuant to which our board of directors is given the ability to provide incentives through the issuance of options, stock, restricted stock, and other stock-based awards, representing up to 2,000,000 share of the Company's common stock, to certain employees, directors, officers and non-employee service providers.

     (4)  To amend our Certificate of Incorporation substantially in the form of
          Exhibit 3 to change our name from Oxford Ventures, Inc. to Uluru Inc. (the "Name Change") contingent upon the completion of the merger between Uluru Inc. and Uluru Acquisition Corp.

     (5) To appoint Kerry P. Gray, William W. Crouse, Jeffery B. Davis and Dr. David Reese as the Company's directors (the "Director Appointments").


     We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy.

As of the close of business on November 8, 2005, the record date for shares entitled to vote at the Special Meeting, there were 399,999,704 shares of our common stock outstanding. In connection with the Stock Split, the Share Amendment, the Plan, the Name Change and the Director Appointments (together, the "Proposed Actions"), each share of our common stock is entitled to one vote. Each of the Proposed Actions requires the affirmative vote of a majority of the outstanding shares of our common stock present at the Special Meeting. Prior to the mailing of this Information Statement, the Company's Board of Directors, by written consent on November 16, 2005 declared the advisability of the Proposed Actions and called this Special Meeting so that the stockholders can vote on the Proposed Actions.


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

By order of the Board of Directors,
/s/ Daniel Leonard
-------------------

Chief Executive Officer

November 16, 2005
Oxford Ventures, Inc.
4538 South 140th  Street
Omaha, Nebraska  68137





























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

                         INFORMATION STATEMENT REGARDING
          ACTION TAKEN BY WRITTEN CONSENT OF THE BOARD OF DIRECTORS AND
                              MAJORITY SHAREHOLDERS

We are furnishing this Information Statement on or about, November 25, 2005, to you to provide you with information and a description of the proposed actions to be voted upon at a special stockholders' meeting (the "Special Meeting") to be held at the offices of Gottbetter & Partners, LLP, our special counsel, at 488 Madison Avenue, New York, New York 10022 on December 19, 2005 at eleven in the morning Eastern Time.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is being mailed on or about November 25, 2005 to our common shareholders of record as at the close of business on November 8, 2005. The Information Statement is being delivered only to inform you of the actions to be voted on at the Special Meeting.

     We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

     We will only deliver one Information Statement to multiple shareholders sharing an address unless we have received contrary instructions from one or more of such shareholders. Upon written or oral request, we will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

                              Oxford Ventures, Inc.
                             4538 South 140th Street
                                 Omaha, NE 68137

GENERAL

     Our Board of Directors by written consent has called the Special Meeting:

     (1)  To amend our Certificate of Incorporation substantially in the form of
          Exhibit 1 to effect a reverse stock split (the "Stock Split") of our common stock of one share, with a par value of $0.001, for four-hundred shares outstanding so that every four-hundred outstanding shares of common stock before the Stock Split shall represent one share of common stock, with a par value of $0.001, after the Stock Split with all fractional shares rounded up to the next whole share.

     (2) Upon completion of the Stock Split, to amend our Certificate of Incorporation substantially in the form of Exhibit 1 to decrease the amount of authorized capital from 400,000,000 shares of common stock, $.001 par to 200,000,000 shares of common stock, $.001 par value (the "Share Amendment") and to authorize the issuance of up to 20,000 shares of Preferred Stock, par value $0.001 per share.

     (3) To adopt the Uluru Inc. 2005 Equity Incentive Plan (the "Plan"), substantially in the form of Exhibit 2, pursuant to which our board of directors is given the ability to provide incentives through the issuance of options,

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

          stock, restricted stock, and other stock-based awards, representing up to 2,000,000 share of the Company's common stock, to certain employees, directors, officers and non-employee service providers.

     (4)  To amend our Certificate of Incorporation substantially in the form of
          Exhibit 3 to change our name from Oxford Ventures, Inc., to Uluru Inc (the "Name Change"), contingent upon the completion of the merger by Uluru Inc. into Uluru Acquisition Corp.

     (5) To appoint Kerry P. Gray, William W. Crouse, Jeffery B. Davis and Dr. David Reese as the Company's directors (the "Director Appointments").

     As of the close of business on November 8, 2005, the record date for shares entitled to vote at the Special Meeting, there were 399,999,704 shares of our common stock outstanding. In connection with the Stock Split, the Share Amendment, the Plan, the Name Change and the Director Appointments (together, the "Proposed Actions"), each share of our common stock is entitled to one vote. Each of the Proposed Actions requires the affirmative vote of a majority of the outstanding shares of our common stock present at our meeting. We are incorporated in the State of Nevada. Under Nevada Revised Status ("URS") Section
78.310 and our Articles of Incorporation and By- laws, the Proposed Actions maybe taken by our stockholders at the Special Meeting.


                                   FIRST ACTION
                                   STOCK SPLIT

PURPOSE OF THE STOCK SPLIT

     On November 16, 2005, our Board approved an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock of one share for four-hundred shares outstanding so that every four-hundred outstanding shares of common stock before the stock split shall represent one share of common stock after the stock split with all fractional shares rounded up to the next whole share. The Board believes that the Stock Split is desirable for several reasons. The Stock Split may enhance the acceptability of the common stock by the financial community and the investing public. The Board believes that the Stock Split may result in a broader market for the common stock than that which currently exists. The Stock Split may encourage interest and trading in our common stock and possibly promote greater liquidity for the Company's shareholders, although such liquidity could be adversely affected by the reduced number of shares of common stock outstanding after the Stock Split Effective Date (defined below).

     Additionally, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with lower-priced stocks. Some of those policies and practices pertain to the payment of broker's commissions and to time consuming procedures that function to make the handling of lower-priced stocks economically unattractive to brokers. In addition, the structure of trading commissions tends to have an adverse impact upon holders of lower-priced stock because the brokerage commission on a sale of lower-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue. The proposed Stock Split could result in a price level for the common stock that will reduce, to some extent, the effect of the above-referenced policies and practices of brokerage firms and diminish the adverse impact of trading commissions on the market for the common stock. Any reduction in brokerage commissions resulting from the Stock Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling "odd lots" created by such Stock Split.

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

     However, there can be no assurance that any or all of these effects will occur; including, without limitation, that the market price per share of New Common Stock (defined below) after the Stock Split will either exceed or remain in excess of the current market price. Further, there is no assurance that the market for the common stock will be improved. Shareholders should be aware that we cannot predict what effect the Stock Split will have on the market price of the common stock.

EFFECT OF THE REVERSE STOCK SPLIT

     On the Stock Split Effective Date, each four-hundred shares of our common stock issued and outstanding immediately prior to the Stock Split Effective Date (the "Old Common Stock") will automatically and without any action on the part of the shareholders be converted into one share of our Common Stock (the "New Common Stock"). All fractional shares resulting from the Stock Split shall be rounded up to the next whole share. The Stock Split will not materially affect the proportionate equity interest in the Company of any holder of Old Common Stock or the relative rights, preferences, privileges or priorities of any such shareholder.

     Consummation of the Stock Split will not alter the number of authorized shares of common stock. Separate action is being taken to decrease the number of authorized shares of Common Stock from 400,000,000 shares to 200,000,000 shares.

     Shareholders should note that certain disadvantages may result from the adoption of the Stock Split. The number of outstanding shares of common stock will be decreased as a result of the Stock Split, and the number of authorized shares of common stock will decrease from 400,000,000 share of common stock to 200,000,000 shares of common stock as a result of the Share Amendment, if approved. The Company will therefore have the authority to issue a greater number of shares of common stock following the Stock Split without the need to obtain shareholder approval to authorize additional shares, up to the maximum number of shares authorized by the Company's Articles of Incorporation. Any such additional issuance may have the effect of significantly reducing the interest of the existing shareholders of the Company with respect to earnings per share, voting, liquidation value and book and market value per share.

     The par value of the common stock will remain at $.001 per share following the Stock Split, and the number of shares of common stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding common stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding common stock for statutory and accounting purposes will be correspondingly increased. The Stock Split will not affect the Company's total shareholders' equity. All share and per share information would be retroactively adjusted following the Stock Split Effective Date to reflect the Stock Split for all periods presented in future filings.

     The common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"), and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Stock Split will not effect the registration of the common stock under the Exchange Act. After the Stock Split Effective Date, trades of the New Common Stock will be reported on the Pink Sheets and the Over-the-Counter Bulletin Board under a new symbol.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

     We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Stock Split. We believe that because the Stock Split is not part of a plan to increase any shareholder's proportionate interest in the assets or earnings and profits of the Company, the Stock Split will have the federal income tax effects set forth below.

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

     The receipt of New Common Stock in the Stock Split should not result in any taxable gain or loss to shareholders for federal income tax purposes. The tax basis of New Common Stock received as a result of the Stock Split will be equal, in the aggregate, to the basis of the Old Common Stock exchanged for New Common Stock. The per share tax basis of the New Common Stock is based on the tax basis of the Old Common Stock for which the New Common Stock is exchanged. For the purposes of determining whether short-term or long-term capital gains treatment will be applied to a shareholder's disposition of New Common Stock subsequent to the Stock Split, a shareholder's holding period for the shares of Old Common Stock will be included in the holding period for the New Common Stock received as a result of the Stock Split.

     A shareholder will receive a whole share of New Common Stock in lieu of any fractional share of New Common Stock which such shareholder would otherwise receive as a result of the Stock Split.

     The Stock Split will constitute a reorganization within the meaning of
Section 368(a)(1)(E) of the Internal Revenue Code or will otherwise qualify for general nonrecognition treatment, and the Company will not recognize any gain or loss as a result of the Stock Split.

     The discussion set forth above relates to the material federal income tax consequences of the Stock Split. Shareholders are urged to consult their tax advisers as to the particular tax consequences to them of the Stock Split, including the federal, state, local, foreign and other tax consequences to them of the Stock Split.

EFFECTIVE DATE OF THE STOCK SPLIT

     If approved at the Special Meeting, the Stock Split will become effective (the "Stock Split Effective Date") upon the filing of the amendment to our Certificate of Incorporation with the Secretary of State of the State of Nevada. A copy of the form of Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement on Exhibit 1.

DISSENTERS' RIGHTS

     We are a Nevada corporation and are governed by the NRS of the General Corporation Law of Nevada. Under NRS Section 92A.380 holders of our voting securities are not entitled to dissenters' rights with respect to the Stock Split.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Stock Split that is not shared by all other shareholders of ours.

                                  SECOND ACTION
                   DECREASE IN THE COMPANY'S AUTHORIZED SHARES

PURPOSE OF THE SHARE AMENDMENT

     On November 16, 2005 our Board approved an amendment to our Certificate of Incorporation to decrease our authorized capitalization to 200,000,000 shares of common stock, $.001 par value and to allow for the issuance of 20,000 shares of preferred stock, par value $0.001 per share.

     The Board of Directors believes that it is in the best interests of the Company to decrease the authorized number of shares of common stock remaining after the effectiveness of the Stock Split. The decrease in the number of authorized shares of common stock would result in fewer shares of authorized but unissued shares of common stock being available for future issuance. This would decrease the number of shares of common stock available for issuance for various purposes, such as to raise capital, to make acquisitions or in response to takeover attempts by third parties (by, for example, reducing the number of shares available to the Company for issuance for the purpose of diluting the stock ownership of a third party contemplating a tender offer or other transaction for the combination of the Company with another company.) The Company believes, however, that after the proposed decrease the number of authorized but unissued shares of common stock remaining would be sufficient for such purposes. Moreover, a decrease in our authorized capital will decrease our state franchise tax liabilities.

EFFECT OF THE SHARE AMENDMENT

     The decrease in authorized shares of common stock and the creation of authorized share of preferred stock will not have any immediate effect on the rights of existing shareholders.

EFFECTIVE DATE OF THE SHARE DECREASE

     If approved at the Special Meeting, the Share Amendment will take effect by filing an amendment to our Certificate of Incorporation with the Secretary of State of the State of Nevada. A copy of the form of Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement in
Exhibit 1.

DISSENTERS' RIGHTS

     We are a Nevada corporation. Under NRS Section 92A.380, holders of our voting securities are not entitled to dissenters' rights with respect to the Share Amendment.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Share Amendment that is not shared by all other shareholders of ours.

                                  THIRD ACTION
                     ADOPTION OF 2005 EQUITY INCENTIVE PLAN

General

     On November 16, our Board of Directors approved a plan that will enable us to grant equity and equity-linked awards to our directors, officers, employees and non-employee service providers. This plan is called the "2005 Equity Incentive Plan". The plan is intended to allow us to provide incentives that will (1) strengthen the desire of highly competent persons to serve as directors, officers and employees of our company and (2) further stimulate their efforts on behalf of our company.

Additional Information Concerning the 2005 Equity Incentive Plan

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

     We have summarized below certain key provisions of the 2005 Equity Incentive Plan. This summary may not contain all the information that is important to you. Before you decide how to vote, you should review the entire plan. A copy of the plan is included as Exhibit 2.

Shares Available

     The maximum number of shares of our common stock that may be delivered under the plan is 2,000,000 subject to adjustment for certain specified changes to our capital structure. Some awards under the plan may link future payments to the awardee to the future value of a specified number of shares of our common stock. The number of shares used for reference purposes in connection with these awards will be considered "delivered" for purposes of computing the maximum number of shares that may be delivered under the plan. If an award under the plan terminates without the shares subject thereto being delivered, the shares subject to such award will thereafter be available for further awards under the plan.

Eligibility

     All directors, officers, employees and non-employee service providers of our company are eligible to participate in the plan.

 Administration

     The administrator of the plan will be the Compensation/Stock Option Committee of the Board or any other committee which the Board designates to serve as the administrator of the plan. The committee serving as administrator (the "Committee") will, among other things, have the authority to:

     o    construe the plan and any award under the plan;

     o select the directors, officers, employees and non-employee service providers and to whom awards may be granted and the time or times at which awards will be granted;

     o determine the number of shares of our common stock to be covered by or used for reference purposes for any award;

     o determine and modify from time to time the terms, conditions, and restrictions of any award;

     o    approve the form of written instrument evidencing any award;

     o accelerate or otherwise change the time or times at which an award becomes vested or when an award may be exercised or becomes payable;

     o waive, in whole or in part, any restriction or condition with respect to any award; and

     o modify, extend or renew outstanding awards, or accept the surrender of outstanding awards and substitute new awards.

     The Committee has not yet made any awards under the plan. Because the granting of awards is in the sole discretion of the Committee, the nature and magnitude of future awards cannot currently be determined.

Types of Awards

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

     The types of awards that may be made under the plan are stock options, stock appreciation rights, restricted stock awards, and stock units. The Committee will fix the terms of each award, including, to the extent relevant, the following: (1) exercise price for options, base price for stock appreciation rights, and purchase price, if any, for restricted stock awards, (2) vesting requirements and other conditions to exercise, (3) term and termination, (4) effect, if any, of change of control and (5) method of exercise and of any required payment by the recipient. Additional information concerning the types of awards that may be made is set forth below.

     Stock Options. The Committee may grant options that are qualified as "incentive stock options" under Section 422 of the Internal Revenue Code ("ISOs") and options that are not so qualified ("non-qualified options"). ISOs are subject to certain special limitations, including the following: (1) the exercise price per share may not be less than 100% of the fair market value per share of our common stock as of the grant date (110% of such fair market value, if the recipient owns more than 10% of the total combined voting power of all classes of our outstanding shares), (2) the term may not exceed 10 years, and
(3) the recipient must be an employee of our company.

     Stock Appreciation Rights. A stock appreciation right gives the holder the opportunity to benefit from the appreciation of our common stock over a specified base price determined by the Committee. Upon exercise of a stock appreciation right, the holder has the right to receive in respect of each share subject thereto a payment equal to the excess, if any, of: (1) the fair market value of a share of our common stock as of the exercise date over (2) the specified base price. At the discretion of the Committee, any required payment may be made in cash, shares of our common stock, or both.

     Restricted Stock Awards. A restricted stock award entitles the recipient to acquire shares of our common stock for no consideration or for the consideration specified by the Committee. The shares will be subject to such vesting periods and other restrictions and conditions as the Committee determines.

     Stock Units. A stock unit is a bookkeeping account to which there is credited the fair market value of a share of our common stock. The value of the account is subsequently adjusted to reflect changes in the fair market value. Upon exercise of a stock unit, the holder is entitled to receive the value of the account. At the discretion of the Committee, any required payment may be made in cash, shares of our common stock, or both.


Certain Corporate Transactions

     If certain corporate transactions specified in the plan occur, the Committee may make appropriate or equitable adjustments to the Plan and Awards, including (1) the number of shares of stock that can be granted; (2) the number and kind of shares or other securities subject to any then outstanding awards and (3) the exercise price, base price, or purchase price applicable to outstanding Awards under the Plan.

     The Committee may cancel outstanding awards, but not outstanding stock or restricted stock awards, in connection with any merger or consolidation of our company or any sale or transfer of all or part of our assets or business, or any similar event. The Committee may determine to make no compensation whatsoever for any canceled awards that are not in-the-money (as defined below) or for any canceled awards to the extent not vested. We are required to provide payment in cash or other property for the in-the-money value of the vested portion of awards that are in-the-money and that are canceled as aforesaid. Awards are in-the-money only to the extent of their then realizable market value, without taking into account the potential future increase in the value of the award (whether under Black-Scholes-type formulas or otherwise).

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

Amendment

     The board may amend the plan at any time and from time to time, provided that (1) no amendment may deprive any person of any rights granted under the plan before the effective date of such amendment, without such person's consent; and (2) amendments may be subject to shareholder approval to the extent needed to comply with applicable law and stock exchange requirements.

Term of Plan

     No award may be granted under the plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the plan. However, all awards made prior to such time will remain in effect in accordance with their terms.

Certain Federal Income Tax Considerations

Matters Relating to Section 162(m) of the Internal Revenue Code

     Under Section 162(m) of the Internal Revenue Code, we are generally precluded from deducting compensation in excess of $1 million per year paid to our chief executive officer and our next four highest paid executive officers. For purposes of this limitation, there is excluded from compensation any payments that an executive receives under performance-based plans that meet certain requirements specified by the Internal Revenue Code. The new plan that you are being asked to approve does not qualify as a performance-based plan and, accordingly, compensation realized in respect of awards will be subject to the
Section 162(m) limitation. Consequently, the granting of awards under the plan, either alone or in conjunction with other compensation, could cause us to have non-deductible compensation expense.

Matters Relating to Change of Control

     The Committee may provide that the vesting of an award be accelerated upon a change of control. In such event, all or a portion of the relevant award may be deemed a "parachute payment." Under provisions of the Internal Revenue Code,
(1) the recipient of an "excess parachute payments" (as defined in Section 280G of the Internal Revenue Code) would be required to pay a 20% excise tax thereon (in addition to income tax otherwise owed) and (2) the "excess parachute payment" would not be deductible to our company. If any of our executive officers is required to pay such an excise tax, we will be required to pay the executive an amount that is sufficient on an after-tax basis to offset such payment.

     Non-Qualified Options. No income will be recognized by a participant upon the grant of a non-qualified option. Upon exercise, the participant will generally have ordinary income in the amount equal to the excess of the fair market value of the shares acquired over the exercise price. The income recognized by an employee participant will be subject to tax withholding. Upon a later sale of such shares, the participant will have capital gain or loss in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold. We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the participant with respect to shares acquired upon exercise of the non-qualified option.

     Incentive Stock Options. No income will be recognized by a participant upon the grant of an incentive stock option. Further, the participant will recognize no income at the time of exercise (although a participant may have income for purposes of alternative minimum tax calculations) and we will not be

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

allowed a deduction for federal income tax purposes in connection with the grant or exercise of an option. If the participant holds the acquired shares two years from the date of grant and one year from the date of exercise the entire gain (or loss) realized when the participant eventually disposes of the stock is treated as long term capital gain (or loss). If the shares are disposed of before such holding period requirements are satisfied, the participant will recognize ordinary income in an amount equal to the lesser of the difference between (1) the exercise price and the fair market value of the shares on the date of exercise or (2) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as capital gain or loss. We will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the participant.

EFFECTIVE DATE OF THE PLAN

     If approved at the Special Meeting, the plan will immediately become effective.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Upon the adoption of the plan, we intend to use the plan to compensate our directors, officers, employees and non-employee service providers with equity compensation. However, there is no current agreement or obligation obligating us to provide equity compensation and no determination has yet been made regarding potential equity compensation grants.

DISSENTERS' RIGHTS

     Holders of our voting securities are not entitled to dissenters' rights with respect to our adoption of the Plan.

                                  FOURTH ACTION
                          CHANGE OF THE COMPANY'S NAME

     On November 16, 2005, our Board of Directors approved a change of our name to "Uluru Inc". Pursuant to the Agreement and Plan of Reorganization among the Company and Uluru Inc., ("Uluru"), Uluru Acquisition Corp. and Mr. Kerry P. Gray, we will acquire all the outstanding capital stock of Uluru the Merger. The reason for the name change is to reflect that we intend to adopt Uluru's business model. We believe this name change will assist in the marketing of the Uluru brand and more accurately reflects our business.

EFFECTIVE DATE OF THE NAME CHANGE

     If approved at the Special Meeting, this amendment will not become effective until the completion of the Merger upon the filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Nevada. A copy of the form of Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement in Exhibit 3. As the Name Change is contingent upon the completion of the merger between Uluru Inc. and our wholly-owned subsidiary Uluru Acquisition Corp., at any time before the effective date of the Name Change, notwithstanding approval of the proposed amendment by the stockholders, the board of directors may, by resolution, abandon the proposed amendment without further action by the stockholders.

DISSENTERS' RIGHTS

     We are a Nevada corporation. Under NRS Section 92A.380, holders of our voting securities are not entitled to dissenters' rights with respect to the Name Change.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Name Change that is not shared by all other shareholders of ours.



                                  FIFTH ACTION
                              DIRECTOR APPOINTMENTS

     The following nominees have been nominated to hold office for a term of one year or until their successors have been duly appointed starting upon the completion of the Merger.

Upon completion of the Merger, our Directors and Executive Officers will be:

----------------------------------- ---------- --------------------------
Name                                Age        Office
----------------------------------- ---------- --------------------------
Kerry P. Gray                       53         CEO, Director
----------------------------------- ---------- --------------------------
William W. Crouse                   63         Chairman, Director
----------------------------------- ---------- --------------------------
Jeffery B. Davis                    42         Director
----------------------------------- ---------- --------------------------
Dr. David Reese                     34         Director
----------------------------------- ---------- --------------------------


     Mr. Kerry P. Gray, 52, was the President and Chief Executive Mfficer of Acceqs Pharmaceuticals, Inc. and a director of Access Pharmaceuticals from January 1996 until May 2005. Mr. Gray served as President and Chief Executive Officer of Access Pharmac%uticals, Inc., a private Texas corporation from June 1993 to 1996. Previously, Mr. Gray served as Vice President and Chief Financial Officer of PharmaSciences, Inc., a company he co-founded to acquire technologies in the drug delivery area. From May 1990 to August 1991, Mr. Gray was Senior Vice President, Americas, Australia and New Zealand of Rhone-Poulenc Rorer, Inc. Prior to the Rorer/Rhone Poulenc merger, he had been Area Vice President Americas of Rorer International Pharmaceuticals. Previously, from January 1986 to May 1988, he was Vice President, Finance of Rorer International Pharmaceuticals, having served in that same capacity for the Revlon Health Care Group of companies before their acquisition by Rorer Group. Between 1975 and 1985, he held various senior financial positions with the Revlon Health Care Group.

William W. Crouse, 63, is a Managing Director and General Partner of HealthCare Ventures LLC, a biotech venture capital firm. Mr. Crouse was former Worldwide President of Ortho Diagnostic Systems and Vice President of Johnson & Johnson International. He also served as Division Director of DuPont Pharmaceuticals and as President of Revlon Health Care Group's companies in Latin America, Canada and Asia/Pacific. Currently, Mr. Crouse serves as a Director of The Medicines Company, Imclone Systems and several private biotechnology companies. Mr. Crouse formerly served as a Director of BioTransplant, Inc., Dendreon Corporation, OraSure Technologies, Inc., Human Genome Sciences, Raritan Bancorp, Inc., Allelix Biopharmaceuticals, Inc. and several private biotechnology companies. Mr. Crouse currently serves as Trustee of Lehigh University and as Trustee of the New York Blood Center. Mr. Crouse is a graduate of Lehigh University (Finance and Economics) and Pace University (M.B.A.).

Jeffery B. Davis, 42, has extensive experience in investment banking, corporate development and financing for development stage, life sciences companies. Mr. Davis is currently President of SCO Financial Group LLC, and President and Financial Principal of SCO Securities LLC, SCO's NASD-member broker-dealer. Mr. Davis has served on numerous boards of directors for life sciences companies, and currently sits on the boards of Virium Pharmaceuticals, Inc., and Somanta Pharmaceuticals, Inc. Previously, Mr. Davis served as a Chief Financial Officer of a publicly traded, NASDAQ-NM healthcare technology company. Prior to that, he was Vice President, Corporate Finance, at Deutsche Bank AG and Deutsche Morgan Grenfell, both in the U.S. and Europe. Mr. Davis also served in senior marketing and product management positions at AT&T Bell Laboratories, where he was also a member of the technical staff and was involved in marketing and product management at Philips Medical Systems North America. Mr. Davis received his M.B.A. from The Wharton School, University of Pennsylvania and his B.S. in Biomedical Engineering from The College of Engineering, Boston University.

Dr. David Reese, 34, is a biotechnology consultant for both the healthcare and financial industries. The founder of Alexea Consulting, David has advised biotechnology companies on issues of strategic alliances and capital acquisition. As a sell-side analyst, Dr. Reese advises hedge funds on drug candidates, scientific due diligence and pipeline valuations. David's most recent sell-side position was as Biotech Analyst for Saturn DKR Management where he built a 125 million dollar biotechnology portfolio.

Dr. Reese obtained his Bachelors of Science in Microbiology from Arizona State University. He performed his Doctoral research at Vanderbilt University in the School of Medicine. David conducted research fellowships at the University of Texas Southwestern Medical Center, and Cornell University. Dr. Reese has numerous publications and has contributed to multiple academic reviews as well as a book chapter in a medical textbook. His specific research areas included diabetes, cardiovascular disease, congenital abnormalities and cancer.

     Pursuant to the terms and conditions of the Merger Agreement, the current Board shall resign concurrently with the consummation of the Merger and the new Board of Directors shall be appointed and serve for a term of one year or until they resign or are duly removed and replaced.

EFFECTIVE DATE OF THE DIRECTOR APPOINTMENTS

     If approved at the Special Meeting, the Director Appointments will take effect upon the completion of the Merger.

DISSENTERS' RIGHTS

     We are a Nevada corporation. Under NRS Section 92A.380, holders of our voting securities are not entitled to dissenters' rights with respect to the Director Appointments.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No current director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Director Appointments that is not shared by all other shareholders of ours.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information concerning ownership of the Company's common stock, on a post Stock-Split basis, as of November 8, 2005, by
(i) each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of our common stock on a post Stock-Split basis, (ii) each director, and (iii) all of our directors and executive officers as a group.

Name and Address                         Amount and Nature of        Percent of
of Beneficial Owner                      Beneficial Ownership (1)    Class
-------------------                      --------------------        -----

Daniel K. Leonard  President, CEO        53,000 (2)                  5.3%
CFO and principal accounting officer
21724 East Stanford Circle
Elkhorn, NE 68022

Albert B. Plant                          65,000                      6.5%
8436 East Navarro Circle
Mesa, AZ 85208

Erin C. Hicks                            78,077 (3)                  7.8%
11754 E. Virginia Dr.
Aurora, CO 80012

Rosemarie Leonard                        65,173                      6.5%
8255 West Portobello Ave.
Mesa, AZ 85212

All directors and officers as a group    53,000                     5.3%

(1) Applicable percentage ownership is based on 399,999,704 shares of common stock outstanding as of November 8, 2005, together with securities exercisable or convertible into shares of common stock within 60 days of November 8, 2005 for each stockholder. The numbers provided in the table assume that the Stock Split has occurred so that for each four hundred outstanding shares, stockholders will receive one share and so that the number of outstanding shares is reduced from 399,999,704 shares to approximately 1,000,000 shares of common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of November 8, 2005 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Represents 20,405,004 shares held by Daniel K. Leonard as Trustee for the benefit of his family and 794,996 shares owned by Mr. Leonard's two daughters, or on a post Stock Split basis 51,102 shares and 1,988 shares, respectively.

(3) Represents 26,230,768 shares held by Erin C. Hicks as Trustee for the benefit of her nieces and nephews and 5,000,000 shares owned by Ms. Hicks individually, or on a post Stock Split basis 65,577 shares and 12,500 shares, respectively.


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table shows compensation earned during the fiscal years ended December 31, 2004 and 2003 by our executive officers.

                                              Summary Compensation Table
                                                                                           Long Term Compensation
                                               Annual Compensation                     Awards                  Payouts
                                                                              Restricted   Securities               All Other
           Name &                                             Other Annual    Stock        Underlying    LTIP        Compen-
     Principal Position     Year     Salary ($)  Bonus ($)  Compensation ($)  Awards ($)    Options/    Payouts      sation
                                                                                            SARs (#)       ($)         ($)

   Daniel Leonard, CEO,     2004        $25,000     -0-           -0-            -0-          -0-          -0-         -0-
   Chairman and President
                            2003        $25,000     -0-           -0-            -0-          -0-          -0-         -0-

   Roy Breeling, Former     2004        $15,000     -0-         $1,000           -0-          -0-          -0-         -0-
   Chairman
                            2003        $10,000     -0-           -0-            -0-          -0-          -0-         -0-

   Dennis Blackman,         2004            -0-     -0-         $1,000           -0-          -0-          -0-         -0-
   Former Dirrector
                            2003            -0-     -0-           -0-            -0-          -0-          -0-         -0-

   Albert B. Plant,         2004            -0-     -0-           -0-            -0-          -0-          -0-         -0-
   Former Secretary,
   Director
                            2003            -0-     -0-           -0-            -0-          -0-          -0-         -0-

   Victor Schaefer,         2004            -0-     -0-           -0-            -0-          -0-          -0-         -0-
   Former Director
                            2003            -0-     -0-           -0-            -0-          -0-          -0-         -0-

   John Paul Pleskovitch,   2004            -0-     -0-           -0-            -0-          -0-          -0-         -0-
   Former Director
                            2003            -0-     -0-           -0-            -0-          -0-          -0-         -0-

   Eric Hutton, Former      2004            -0-     -0-           -0-            -0-          -0-          -0-         -0-
   Director
                            2003            -0-     -0-           -0-            -0-          -0-          -0-         -0-

Dan Leonard has a strong background in business management, practical applications of technology, marketing and sales. Most recently, from January to November 2003, he served as president and co-founder of e-Information Systems, LLC, of Elkhorn, Neb. - a data consolidation company. Leonard also has served as director of business development for Data Delivery Services, of Conroe, Tex from January 2002-03; as a vice president in charge of sales and marketing for Vital Processing Services, of Tempe, Arizona from September 1998 to January 2002, and assistant vice president of national sales for First National Bank, of Omaha, Neb. He also created and managed the bank card operations division for MCI Telecommunications, in Denver, CO., where he handled hiring, and budgeting, billing, auditing and contract execution for a $750 million portfolio. He studied at University of Nebraska, in Omaha from 1980-1983.

CHANGE IN CONTROL

     Pursuant to the Merger Agreement, the Company will acquire all the outstanding capital stock of Uluru. The Company will issue 11,000,000 shares, on a post-stock split basis, of its Common Stock to the holders of Uluru's stock holders as consideration and in exchange for all of Uluru's outstanding capital stock, as a result of which the Company will wholly own Uluru.


CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     Some statements in this Information Statement contain certain "forward-looking" statements of management of the Company. Forward-looking statements are statements that estimate the happening of future events are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as "may," "shall," "could," "expect," "estimate," "anticipate," "predict," "probable," "possible," "should," "continue," or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict, and no representation, guaranty or warranty is to be inferred from those forward-looking statements. The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. We cannot guaranty that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION

     We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with this Act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549. Our SEC filings are also available to the public from the SEC's website at http://www.sec.gov.

INCORPORATION BY REFERENCE

     The Securities and Exchange Commission allows us to incorporate by reference information into this Information Statement, which means that we can disclose important information by referring you to another document filed separately by us with the SEC. The following documents previously filed by us with the SEC are incorporated by reference in this Information Statement and are deemed to be a part of this Information Statement:

     o Our Annual Report on Forms 10-KSB for the fiscal year ended December 31, 2004;
     o Our Quarterly Report on Form 10-QSB for the periods ended March 31, 2004 and June 30, 2005
     o Our Current Reports on Form 8-K dated September 13, 2005 and October 18, 2005.

     Any statement contained in a document incorporated by reference in this Information Statement shall be deemed to be modified or superseded for all purposes to the extent that a statement contained in this Information Statement modifies or replaces the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Information Statement.

     We undertake to send by first class mail, without charge and within one business day after receipt of any written or oral request, to any person to whom a copy of this Information Statement has been delivered, a copy of any or all of the documents referred to above which have been incorporated by reference in this Information Statement, other than exhibits to the documents unless the exhibits are specifically incorporated by reference herein. Requests for copies should be directed to our Chief Financial Officer at Oxford Ventures, Inc., 4538 South 140th Street, Omaha, Nebraska 68137.

     We file annual, quarterly and current reports and other information with the SEC under the Securities Exchange Act of 1934, as amended. You may read and copy any reports and other information that we file at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549, and you may also obtain copies of those documents from the SEC upon payment of the prescribed fee. Information about the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The reports and other information that we file with the SEC are also available through the SEC's web site at http://www.sec.gov.


                                    By the Order of the Board of Directors

                                    Daniel Leonard
                                    Chief Executive Officer

November 16, 2005

                                INDEX OF EXHIBITS


  Exhibit 1:   Amendment to Articles of Incorporation of Oxford Ventures, Inc.

  Exhibit 2:   Uluru Inc. 2005 Equity Incentive Plan

  Exhibit 3:   Amendment to Articles of Incorporation of Oxford Ventures, Inc.

                                                                       EXHIBIT 1


                                     Form of
              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                              OXFORD VENTURES, INC.
           (Pursuant to NRS 78.385 and 78.390-After Issuance of Stock)


     I, the undersigned President and Secretary of Oxford Ventures, Inc. (the Corporation"), do hereby certify:

     That the Board of Directors of said corporation at a meeting duly convened, held on November __, 2005, adopted a resolution to amend the original articles as follows:

     Article IV is hereby amended to read as follows:

     " All issued and outstanding shares of Common Stock, par value $.001 per share ("Old Common Stock"), outstanding as of the close of business on November __, 2005 (the "Effective Date") shall automatically and without any action on the part of the holder of the Old Common Stock be converted into 0.0025 times the number of shares of Old Common Stock, par value $.001 per share ("New Common Stock"). Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall, from and after the Effective Date, be entitled to receive a certificate or certificates (the "New Certificates") representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates are converted under the terms hereof. Prior to the Effective Date, there are 399,999,704 shares of issued and outstanding shares of Old Common Stock. On the Effective Date, there will be approximately 1,000,000 issued and outstanding shares of New Common Stock.

The total number of shares of stock which the corporation shall have authority to issue is Two-Hundred Million and Twenty Thousand (200,020,000) shares, of which Two-Hundred Million (200,000,000) shares shall be Common Stock, $0.001 par value per share, and Twenty-Thousand (20,000) shares shall be Preferred Stock, $0.001 par value per share (the "Preferred").

The Preferred may be issued from time to time in one or more series. The Board of Directors of the corporation is authorized from time to time to designate by resolution, one or more series of preferred stock, and the powers, preferences and rights, and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof as shall be permitted by Nevada law, and to fix or alter the number of shares comprising any such series and the designation thereof."


     The said changes and amendments were consented to and approved by a majority vote of the stockholders holding attending a special stockholders' meeting held on December 19, 2005.



---------------------------------------
____________________, President and Secretary

                                                                       Exhibit 2

                                   ULURU INC.
                              --------------------
                           2005 EQUITY INCENTIVE PLAN
                                 ---------------


                                    ARTICLE I
                                     General

     1.1 Purpose. The purpose of the Plan is to provide additional incentive to employees, officers and directors of Uluru Inc. ("Corporation"). It is intended that Awards granted under the Plan strengthen the desire of such persons to remain in the employ or act as directors of the Corporation and stimulate their efforts on behalf of the Corporation.

     1.2 Effective Date; Term. The Plan is effective as of the date on which the Plan was adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

     1.3 Shares Subject to the Plan. Subject to adjustments as provided in
Article IX, the number of shares of Stock that may be delivered, purchased or used for reference purposes (with respect to SARs or Stock Units) with respect to Awards granted under the Plan shall be 2,000,000 shares. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Stock or other consideration, the shares subject to such Award shall thereafter be available for further Awards under the Plan.

                                   ARTICLE II

                                   Definitions

     For purposes of the Plan, the following terms shall be defined as set forth below.

     2.1 Administrator means the Compensation Committee or any other committee which is designated by the Board as the "Administrator."

     2.2 Award means any Stock Options (including ISOs and NSOs), SARs (including free-standing and tandem SARs), Restricted Stock Awards, Stock Units, or any combination of the foregoing granted pursuant to the Plan, except, however, when the term is being used under the Plan with respect to a particular category of grant in which case it shall only refer to that particular category of grant.

     2.3 Board means the Board of Directors of the Corporation.

     2.4 Code means the Internal Revenue Code of 1986, as amended.

     2.5 Fair Market Value of the Stock on any given date means the average of the high and low price of a share of Stock, as traded on a national securities exchange.

     2.6 Grant Agreement means the agreement between the Corporation and the Participant pursuant to which the Corporation authorizes an Award hereunder. Each Grant Agreement entered into between the Corporation and a Participant with respect to an Award granted under the Plan shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Administrator.

     2.7 Grant Date means the date on which the Administrator formally acts to grant an Award to a Participant or such other date as the Administrator shall so designate at the time of taking such formal action.

     2.8 ISO means any Stock Option designated and qualified as an "incentive stock option" as defined in Code section 422.

     2.9 NSO means any Option that is not an ISO.

     2.10 Option means any option to purchase shares of Stock granted under
Article V.

     2.10 Parent means a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Code section 424(e), or any successor to such definition.

     2.11 Participant means any person to whom any Award is granted pursuant to the Plan.

     2.12 Restricted Stock Award means any Award of shares of restricted Stock granted pursuant to Article VII of the Plan.

     2.13 SAR means a stock appreciation right, as awarded under Article VI.

     2.14 Stock means the voting common stock of the Corporation, subject to adjustments pursuant to the Plan.

     2.15 Stock Unit means credits to a bookkeeping reserve account solely for accounting purposes, where the amount of the credit shall equal the Fair Market Value of a share of Stock on the date of grant (unless the Administrator provides otherwise in the Grant Agreement) and which shall be subsequently increased or decreased to reflect the Fair Market Value of a share of Stock. Stock Units do not require segregation of any of the Corporation's assets. Stock Units are awarded under Article VII.

     2.16 Subsidiary means any corporation or other entity (other than the Corporation) in any unbroken chain of corporations or other entities, beginning with the Corporation, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

                                   ARTICLE III

                                 Administration

     3.1 General. The Plan shall be administered by the Administrator. The Administrator's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

     3.2 Duties. The Administrator shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable, all within the Administrator's sole and absolute discretion. The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

     (a) construe the Plan and any Award under the Plan;

     (b) select the officers and directors to whom Awards may be granted and the time or times at which Awards shall be granted;

     (c) determine the number of shares of Stock to be covered by or used for reference purposes for any Award;

     (d) determine and modify from time to time the terms and conditions, including restrictions, of any Award (including provisions that would allow for cashless exercise of Awards and/or reduction in the exercise price of outstanding Awards) and to approve the form of written instrument evidencing Awards;

     (e) accelerate or otherwise change the time or times at which an Award becomes vested or when an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following a Participant's termination of employment or death;

     (f) impose limitations on Awards, including limitations on transfer and repurchase provisions; and

     (g) modify, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards.

                                   ARTICLE IV

                          Eligibility and Participation

     4.1 Eligibility. Officers, directors, employees and non-employee service providers of the Corporation shall be eligible to participate in the Plan.

                                    ARTICLE V

                                  Stock Options

     5.1 General. Subject to the other applicable provisions of the Plan, the Administrator may from time to time grant to eligible Participants Awards of ISOs or NSOs. The ISO or NSO Awards granted shall be subject to the following terms and conditions.

     5.2 Grant of Option. The grant of an Option shall be evidenced by a Grant Agreement, executed by the Corporation and the Participant, describing the number of shares of Stock subject to the Option, whether the Option is an ISO or NSO, the Exercise Price of the Option, the vesting period for the Option and such other terms and conditions that the Administrator deems, in it sole discretion, to be appropriate, provided that such terms and conditions are not inconsistent with the Plan.

     5.3 Price. The price per share payable upon the exercise of each Option (the "Exercise Price") shall be determined by the Administrator and set forth in the Grant Agreement; provided, however, that in the case of ISOs, the Exercise Price shall not be less than 100% of the Fair Market Value of the shares on the Grant Date.

     5.4 Payment. Options may be exercised in whole or in part by payment of the Exercise Price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Administrator may prescribe, and/or such determinations, orders, or decisions as the Administrator may make.

     5.5 Terms of Options. The term during which each Option may be exercised shall be determined by the Administrator; provided, however, that in no event shall an ISO be exercisable more than ten years from the date it is granted.

     5.6 Reload Options. The terms of an Option may provide for the automatic grant of a new Option Award when the Exercise Price of the Option and/or any related tax withholding obligation is paid by tendering shares of Stock.

     5.7 Restrictions on ISOs. ISO Awards granted under the Plan shall comply in all respects with Code section 422 and, as such, shall meet the following additional requirements:

     (a) Grant Date. An ISO must be granted within ten (10) years of the earlier of the Plan's adoption by the Board of Directors or approval by the Corporation's shareholders.

     (b) Exercise Price and Term. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of the shares on the date the Option is granted and the term of the Option shall not exceed ten (10) years. Notwithstanding the immediately preceding sentence, the Exercise Price of any ISO granted to a Participant who owns, within the meaning of Code section 422(b)(6), after application of the attribution rules in Code section 424(d), more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation, or its Parent or Subsidiary corporations, shall be not less than 110% of the Fair Market Value of the Stock on the Grant Date and the term of such ISO shall not exceed five (5) years.

     (c) Maximum Grant. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Stock with respect to which all ISOs first become exercisable by any Participant in any calendar year under this or any other plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Code section 422. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such Options shall be treated as NSOs. In such case, the Corporation may designate the shares of Stock that are to be treated as stock acquired pursuant to the exercise of an ISO by issuing a separate certificate for such shares and identifying the certificate as ISO shares in the stock transfer records of the Corporation.

     (d) Participant. ISOs shall only be issued to employees of the Corporation, or of a Parent or Subsidiary of the Corporation.

     (e) Tandem Options Prohibited. An ISO may not be granted in tandem with a NSO in such a manner that the exercise of one affects a Participant's right to exercise the other.

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     (f) Designation. No option shall be an ISO unless so designated by the
Administrator at the time of grant or in the Grant Agreement evidencing such Option.

     5.8 Exercisability. Options shall be exercisable as provided in the Grant Agreement.

     5.9 Transferability. ISOs shall be non-transferable. Except as provided in the Grant Agreement, NSOs shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution.

                                   ARTICLE VI

                            Stock Appreciation Rights

     6.1 Award of SARs. Subject to the other applicable provisions of the Plan, the Administrator may at any time and from time to time grant SARs to eligible Participants, either on a free-standing basis (without regard to or in addition to the grant of an Option) or on a tandem basis (related to the grant of an underlying Option).

     6.2 Restrictions on Tandem SARs. ISOs may not be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Stock subject to the ISO is greater than the Exercise Price for such ISO. SARs granted in tandem with Options shall be exercisable only to the same extent and subject to the same conditions as the related Options are exercisable. The Administrator may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR.

     6.3 Amount of Payment Upon Exercise of SARs. A SAR shall entitle the Participant to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related Option (or any portions thereof which the Participant from time to time determines to surrender for this purpose).

     6.4 Form of Payment Upon Exercise of SARs. Payment by the Corporation of the amount receivable upon any exercise of a SAR may be made by the delivery of Stock or cash, or any combination of Stock and cash, as determined in the sole discretion of the Administrator.

     6.5 Transferability. SARs shall be transferable only as provided in the Grant Agreement.

                                   ARTICLE VII

                        Restricted Stock and Stock Units

     7.1 Grants. Subject to the other applicable provisions of the Plan, the Administrator may grant Restricted Stock or Stock Units to Participants in such amounts and for such consideration, including no consideration or such minimum consideration as may be required by law, as it determines. Such Awards shall be made pursuant to a Grant Agreement.

     7.2 Terms and Conditions. A Restricted Stock Award entitles the recipient to acquire shares of Stock and a Stock Unit Award entitles the recipient to be paid the Fair Market Value of the Stock on the exercise date. Stock Units may be settled in Stock, cash or a combination thereof, as determined by the Administrator. Restricted Stock Awards and Stock Unit Awards are subject to vesting periods and other restrictions and conditions as the Administrator may include in the Grant Agreement.

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

     7.3 Restricted Stock.

     (a) The Grant Agreement for each Restricted Stock Award shall specify the applicable restrictions on such shares of Stock, the duration of such restrictions, and the times at which such restrictions shall lapse with respect to all or a specified number of shares of Stock that are part of the Award. Notwithstanding the foregoing, the Administrator may reduce or shorten the duration of any restriction applicable to any shares of Stock awarded to any Participant under the Plan.

     (b) Share certificates with respect to restricted shares of Stock may be issued at the time of grant of the Restricted Stock Award, subject to forfeiture if the restrictions do not lapse, or upon lapse of the restrictions. If share certificates are issued at the time of grant of the Restricted Stock Award, the certificates shall bear an appropriate legend with respect to the restrictions applicable to such Restricted Stock Award (as described in Section 11.1) or, alternatively, the Participant may be required to deposit the certificates with the Corporation during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer.

     (c) The extent of the Participant's rights as a shareholder with respect to the Restricted Stock shall be specified in the Grant Agreement.

     7.4 Stock Units.

     (a) The grant of Stock Units shall be evidenced by a Grant Agreement that states the number of Stock Units evidenced thereby and the terms and conditions of such Stock Units.

     (b) Stock Units may be exercised in the manner described in the Grant Agreement.

     (c) The extent of the Participant's rights as a shareholder with respect to the Stock Units shall be specified in the Grant Agreement.

     7.5 Transferability. Unvested Restricted Stock Awards or Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Grant Agreement.

                                  ARTICLE VIII

                                 Tax Withholding

     8.1 Corporation's Right to Demand Payment for Withholding.

     (a) Subject to subparagraph (b), as a condition to taking any action otherwise required under the Plan or any Grant Agreement, the Corporation shall have the right to require assurance that the Participant will remit to the Corporation when required an amount sufficient to satisfy federal, state and local tax withholding requirements. The Administrator may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan or through any other method determined by the Administrator.

     (b) If a Participant makes a disposition of shares of Stock acquired upon the exercise of an ISO within either two (2) years after the Option was granted or one (1) year after its exercise by the Participant, the Participant shall promptly notify the Corporation and the Corporation shall have the right to require the Participant to pay to the Corporation an amount sufficient to satisfy federal, state and local tax withholding requirements.

                                   ARTICLE IX

                             Corporate Transactions

     9.1 Adjustments Due to Special Circumstances.

     (a) In the event of any change in the capital structure or business of the Corporation by reason of any stock dividend or extraordinary dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, non-cash distributions with respect to its outstanding Stock, reclassification of the Corporation's capital stock, any sale or transfer of all or part of the Corporation's assets or business, or any similar change affecting the Corporation's capital structure or business or the capital structure of any business of any Subsidiary, as determined by the Administrator, if the Administrator determines that an adjustment is equitable, then the Administrator may make such adjustments as it deems equitable with respect to the Plan and Awards, including, without limitation, in: (i) the number of shares of Stock that can be granted or used for reference purposes pursuant to the Plan; (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan; and (iii) the exercise price, base price, or purchase price applicable to outstanding Awards under the Plan. The adjustment by the Administrator shall be final, binding and conclusive.

     (b) The Administrator may cancel outstanding Awards, but not outstanding Stock or Restricted Stock Awards, in connection with any merger, consolidation of the Corporation, or any sale or transfer of all or part of the Corporation's assets or business, or any similar event. The Administrator may determine to make no compensation whatsoever for any canceled Awards that are not in-the-money (as hereinafter defined) or for any canceled Awards to the extent not vested. The Corporation shall provide payment in cash or other property for the in-the-money value of the vested portion of Awards that are in-the-money and that are canceled as aforesaid. Awards are "in-the-money" only to the extent of their then realizable market value, without taking into account the potential future increase in the value of the Award (whether under Black-Scholes-type formulas or otherwise). The opinion by the Administrator of the in-the-money value of any Award shall be final, binding and conclusive.

     9.2 Substitution of Options. In the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Code section 424(a) applies, then, notwithstanding any other provision of the Plan, the Administrator may grant options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of Code section 424(a) and the rules and regulations thereunder, as they may be amended from time to time.

                                    ARTICLE X

                            Amendment and Termination

     10.1 Amendment. The Board may amend the Plan at any time and from time to time, provided that (i) no amendment shall deprive any person of any rights granted under the Plan before the effective date of such amendment, without such person's consent; and (ii) amendments may be subject to shareholder approval to the extent needed to comply with applicable law and stock exchange requirements.

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

     10.2 Termination. The Board reserves the right to terminate the Plan in whole or in part at any time, without the consent of any person granted any rights under the Plan.

                                   ARTICLE XI

                                  Miscellaneous

     11.1 Restrictive Legends. The Corporation may at any time place legends referencing any restrictions described in the Grant Agreement and any applicable federal or state securities law restrictions on all certificates representing shares of Stock underlying an Award.

     11.2 Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any Grant Agreement entered into pursuant to the Plan, the Corporation shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, if such registration shall be necessary, or before compliance by the Corporation or any Participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules any applicable securities exchange or quotation system.

     11.3 No Guarantee of Employment. Participation in this Plan shall not be construed to confer upon any Participant the legal right to be retained in the employ of the Corporation or give any person any right to any payment whatsoever, except to the extent of the benefits provided for hereunder.

     11.4 Governing Law. The provisions of this Plan shall be governed by, construed and administered in accordance with applicable federal law; provided, however, that to the extent not in conflict with federal law, this Plan shall be governed by, construed and administered under the laws of Nevada, other than its laws respecting choice of law.

     11.5 Severability. If any provision of the Plan shall be held invalid, the remainder of this Plan shall not be affected thereby and the remainder of the Plan shall continue in force.

                                                                       Exhibit 3

                                     Form of
              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                              OXFORD VENTURES, INC.

           (Pursuant to NRS 78.385 and 78.390-After Issuance of Stock)

     I, the undersigned President and Secretary of Oxford Ventures, Inc. (the Corporation"), do hereby certify:

     That the Board of Directors of said corporation at a meeting duly convened, held on November __, 2005, adopted a resolution to amend the original articles as follows:

     Article I is hereby amended to read as follows:

     "The name of this corporation is Uluru Inc."

     The said change and amendment was consented to and approved by a majority vote of the stockholders holding attending a special stockholders' meeting held on December 19, 2005.




---------------------------------------
____________________, President and Secretary






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